China Gengsheng Minerals Corporation

# China Gengsheng Minerals, Inc.
## (NYSE Amex: CHGS)

| Market Facts | |
|---|---|
| Symbol: | CHGS |
| Recent Price (03/05/2010) : | $3.77 |
| 52 Week High/Low: | $4.30/$0.26 |
| Shares Outstanding: | 24M |
| Market Cap: | $90.6M |
| Operation since: | 1986 |

A leading provider of mineral-based, energy-efficient & environmentally friendly industrial materials for steel, oil & solar companies worldwide.

**PRESENTATION**
**March 2010**

# Safe Harbor Statement

*CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS*

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

# Company Overview

**4 Mineral-Based Business Segments**

- Monolithic Refractories
- Fracture Proppants
- Fine Precision Abrasives
- Industrial Ceramics



Revenues
US$ million
60
50
40
30
20
10
0
06-08 CAGR 34.6%
$37mln
$42 mln
FY06
FY07
FY08
9 Mo. 08
9 Mo. 09

**A-List Customers Around the World**

- A total of about 200 customers in 12 countries incl. China
- Top Chinese steel makers incl. Baosteel & Angang
- Chinese oil majors (PetroChina, Sinopec and CNOOC)
- Foreign customers include ArcelorMittal

**A Culture of Innovation**

- Mgmt has over 20 years of industry experience
- R&D team of 54; newly formed provincial-level R&D center
- Over 50 new products; won 9 national and provincial awards
- 9 patents in monolithic refractories & ceramics & abrasives

** Source: Management estimate*

# Competitive Strengths

- Established leading position in monolithic refractory and fracture proppant industries.
- Extensive customer base covering top industry names.
- Diverse segment portfolio enabling us to weather negative industry cycles.
- Proven capabilities of leveraging learned operating skills to enter industries based on the same category of minerals.
- Consistent innovations in product offerings as well as business model driven by R&D commitment and deep understanding of customer needs.

# Main Products and Application

| Products | Revenue breakdown (for 3Q09) | Applications | Annual Capacity (metric tons) |
|---|---|---|---|
| Refractories | 81.6% | steel mills | 100K (mono) + 15K (shaped) |
| Proppants | 17.6% | oil and gas drillers | 60K |
| Abrasives | - | solar, precision instrument manufacturers | 20K |
| Ceramics* | 0.8% | chemical, petrol, and electronics industries | 150K units |

*Includes abrasive balls and electronic ceramics

# Core Product - Refractories

*ASTM C 71-01 definition of refractory: Nonmetallic materials having those chemical and physical properties that make them applicable for structures, or as components of systems, that are exposed to temperature of above 1000° F (538°C).*



- In steel mills, refractory products are used as linings in hot ovens, where molten iron and steel are refined and transferred between vessels
- High-grade refractories are customized with targeted performances to ensure durability and safety and to minimize heat and mass transfer losses
- In China, steel mills consume 28kg of refractories per ton of steel produced*



Brick Monolithic

- Distinguishing strategy:
  Monolithic Refractories & Full-Service Programs
- Top 1 provider of refractory used in steel-rolling reheat furnaces in China

**Source: Association of China Refractories Industry, 2005 data*

# China's Steel Sector

- Crude steel output in 2009 reached new record of approx. 570 million metric tons, 13.5% increase compared that of approx. 500 million in 2008*.
- $580B stimulus package helped stabilize demand
- Govt mandate: efficiency, energy-saving, and consolidation in steel sector
- Chinese refractory market is estimated to be over $14B, in which monolithics at $5B**.


China Annual Crude Steel Output 2000~2010 (E)
mln tons
700
600
500
400
300
200
100
0
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010E
'00-'09 China Steel Output CAGR 15.4%
Source: World Steel Association



* Chinese Bureau of Statistics ** China Refractory Association

# Refractory Customers

| Top 5 Customers of Gengsheng Refractory | % of 9 Mo. 2009 Rev.* |
|---|---|
| Shandong Steel Co. | 17.5% |
| Zibo Hongda Steel Co. | 6.9% |
| Yangtze Iron & Steel Co. | 6.8% |
| Heilongjiang Jianlong Steel. | 6.1% |
| Hebei Iron & Steel Co. | 4.6% |
| Total | 41.9% |

## Customers include top 3 Chinese Steel Makers

1. BAOSTEEL
2. 鞍山钢铁集团公司 Anshan Iron and Steel Group Corporation
3. 山东钢铁 shandongsteel.

*Source: Management estimates, based on existing contracts*

# 2nd Product: Proppants




oil
oil
oil
oil
oil
oil

- Fracture proppant are tiny pellets and used to squeeze out trapped pockets of oil and natural gas deposits
- High-grade proppants are highly resistant to pressure and they are estimated to be able to enhance oil well yield by 12%*
- The demand for proppants has been driven by the growth of oil-drilling activity worldwide
- The fracture proppant market in China is currently about $400M.*

* *Source: Management estimates*

# Rapid Market Penetration

## *Customers*

- Commercial launch in 2Q07
- Proppant products have been certified as tier-1 supplier by **PetroChina, Sinopec and CNOOC** and passed tests conducted by China Petroleum & Chemical Industry Association (CPCIA)
- Export started in Oct. 2008, international customers including America, Canada, Russia. etc



China Crude Oil Annual Output 2002~2009
mln tons
195
190
185
180
175
170
165
160
155
2002 2003 2004 2005 2006 2007 2008 2009

| Competitors | Location | First Year of China Operation | Production Capacity (tons/year) |
|---|---|---|---|
| **China Gengsheng** | **Gongyi City, Hena** | **2006** | **60K** |
| **Carbo Ceramics Inc.** | **Luoyang City, Henan** | **2001** | **40K** |
| **Saint-Gobain Proppants (Guanghan)** | **Guanghan, Sichuan** | **2006** | **40K** |
| **Yixing Orient Petroleum Proppant Co.** | **Yixing City, Jiangsu** | **1986** | **80K** |

# Robust Sales Growth

- Successful market penetration of fracture proppant

- For the first nine months 2009, sales revenue grown 116%, to $6.6 million.


Revenue-Fracture proppants
US $,000
6000
5000
4000
3000
2000
1000
0
Jan.-Sep.08
$ 3.1 mln
Jan.-Sep.09
$6.6 mln
$5.1 mln
$450K
YoY Growth Rate
116%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
FY07 FY08
FY2007
FY2008
FY200

| Production Line | Product Specs | Year of Completion | Location | Annual Capacity (metric tons) |
|---|---|---|---|---|
| Proppant Line I | 52M Pa<br>86M Pa | Dec. 2006 | Gongyi City, Henan | 30K |
| Proppant Line II* | 52M Pa 69M Pa<br>86M Pa 102M Pa | Apr. 2009 | Gongyi City, Henan | 30K |

**Line II uses a proprietary "Revolving Kiln" technology*

# New Product: Abrasives

➢**The abrasives are ultra-fine grains made from green silicon carbide (SiC), white fused alumina, and blended materials.**

- ➢Used to slice solar ingots to make wafers or polish the surface of solar panels or high-precision instrument
- ➢ The demand for fine precision abrasives has been driven by the growth of solar power
- ➢Precision abrasives are mainly used as one of the essential auxiliary materials in the solar sector
- ➢Every 1GW of solar cell capacity require 20K tons of the abrasives*



Raw Material- green silicon carbide (SiC)



Fine Precison Abrasive- 500 diameters under the microscope

** Management estimate*

# Demand in Solar

➢Used by solar cell producers to make wafers from polysilicon

➢China's installed solar energy capacity is currently approx. 40MW

➢Gov't mandate is to bring that capacity to over 10GW by 2020*

➢ In 2008, The market for solar-related abrasive products in China is estimated to be $750M.**



***Main Application:***
***Wire slicing of silicon ingots***



•*China Daily*
•*** Source: Management estimates*

# Currently in initial production

- Our Fine Precision Abrasives is targeted at domestic producers of solar products
- Only 2 Chinese producers have capacity of more than 15K tons
- 50% of Market Controlled by Japanese Supplier
- High-quality & reliable products:
  New Patented Process & high-purity supply of raw material
- Marketing strategy: two contracts signed with vendors
- Targeting 20% of solar-related market within 3 years



**New facility**

**Capacity of 20k Metric tons**

**GM 45%+**



# 2010 Strategic Priorities and Opportunities


Allocate available capital in a more efficient way by strategically evaluating the portfolio matrix across all our business segments.
Expand market penetration of abrasive.
EPS Improvement
Leverage our existing refractory sales force more extensively.
Making expansionist acquisition deals to boost our market share by expanding our product offerings.

# Experienced Management

### Professor Shunqing Zhang
### CEO, President & Chairman

- Managed a govermental water utility in 1970s and a local coal mine in 1980s
- Ran the initial refractory manufacturing plant in the early 1980s
- Bought Gengsheng's predecessor for $1,250 in 1986
- Recipient of several Technology Advancement Awards

### Dr. Zhenyong Bi, Vice President

- Ph.D. in Materials Eng. at University of Science & Technology Beijing
- Senior researcher at Luoyang Institute from 1997-2002
- Joined China Gengsheng Minerals in 2002 as sales manager and appointed as Vice President since 2008
- Recipient of Tech-Advancement Awards

### Dr. Kai Shi, Chief Engineer

- An authority figure in refractory technology
- Worked as vice president and chief engineer at Xinxiang Boma Refractories Co. in Henan
- Recipient of 2 patents and several national/ local awards in refractory technology

### Dr. Ningsheng Zhou
### Director & Senior Adviser

- Director of High Temp. Materials Institute at Henan Univ. of Sci. & Tech.
- Ph.D. in Metallurgy and Materials Eng. at University of Montreal, Canada
- Visiting scholar at Dolomitwerke GmbH Wuelfrath, Germany, focused on castables
- Senior researcher at Luoyang Institute from 1982-2004; R&D breakthrough in steel ladles
- Recipient of 7 national/local awards for achievements in monolithic refractories

# Board of Directors

**Shunqing Zhang**
**CEO, President & Chairman**

**Xiangyang (Roy) Zhang**
Board Secretary

**Ningsheng Zhou**
Board Director

**Senior Advisor**

**Lawrence Goldman**
*CPA*
Board Director

President of SEC AuditPrep

Audit Committee Chairman for NYSE AMEX WWIN, NASDAQ WATG, NASDAQ CADC and NASDAQ CBEH

**Chair of the Nominating and Governance Committee**

**Ming (David) He**
*CFA, CPA*
Board Director

CFO of Shengkai Innovations, Inc. (NYSE Amex: SHE

**Chair of the Audit Committee**

**Jingzhong Yu**
Board Director

Accounting professor at Zhongnan University

Independent Director for two China A-share listed companies, Hubei Sanonda Co.,Ltd, and Wuhan Wushang Group.

**Chair of the Compensation Committee**

# Financial Highlights
# 3Q and 9 months 2009

- **Historical Revenue/Earnings Growth minimum 20-25%**
- **28.3% Gross Margin (3Q09)**
- **11.2% Net Margin (3Q09)**
- **Effective operating expense control (18% 3Q09 vs. 21.8% FY08)**
- **Potential Solid Revenue and Earnings Growth with new product: Fine Precision Abrasives**



50
45
40
35
30
25
20
15
10
5
0
18.9
2.2
22.2
3.9
27.5
4.5
39.7
8.3
49.8
4.1
FY04
FY05
FY06
FY07
FY08
Revenue
Pro Forma Net

*Source: Company filings*

# Income Statement

| *In Mln's of USD, except EPS* | Three Months Period | | Nine Months Period | |
|---|---|---|---|---|
| | Sep. 30, 2009 (Unaudited) | Sep. 30, 2008 (Unaudited) | Sep. 30, 2009 (Unaudited) | Sep. 30, 2008 (Unaudited) |
| **Revenues** | $ 14.9 | $ 12.9 | $ 41.7 | $ 36.8 |
| **Revenue Growth YOY** | 16% | | 13% | |
| **Gross profit** | 4.2 | 4.1 | 12.4 | 13.1 |
| **Income from Operating** | 1.7 | 1.4 | 4.7 | 5.6 |
| **Net income** | 1.7 | 1.2 | 4.7 | 4.7 |
| **Net Income Growth YOY** | 40% | | -0.7% | |
| **Diluted EPS** | 0.07 | 0.05 | 0.19 | 0.19 |

# Profitability

| | 3Q09 | 3Q08 | FY08 | FY07 |
|---|---|---|---|---|
| **Gross Margin** | **28.3%** | **31.7%** | **32.1%** | **40.5%** |
| - Refractories | | | 33.7% | 40.7% |
| - Proppants | | | 23.5% | 13.1% |
| - Ceramics | | | 19.2% | 37.3% |
| **Operating Margin** | **11.2%** | **10.8%** | **10.2%** | **9.1%** |
| **Net Margin** | **11.2%** | **9.3%** | **8.2%** | **7.6%** |

***We signed a contract with Chinalco's Gongyi division, which owns a local bauxite mine, ensuring 250K-300K tons per year.***
***Long-term gross margin expectation: 30%+.***

*Source: Company filings*

# Effective Expense Control


G&A+S&M Expenses
As % of Revenue
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
13.8%
11.9%
12.2%
10.50%
8.8%
6.1%
8.8%
7.49%
2006A
2007A
2008A
9 months 09

| | 2006A | 2007A | 2008A | 9 months 09 |
|---|---|---|---|---|
| **Total G&A +S&M As % of Revenue** | **22.5%** | **18.1%** | **21.0%** | **18.5%** |

General and administrative expenses
Selling expenses

# Balance Sheet

| *In Mln's of USD* | Sep. 30, 2009 (unaudited) | Dec. 31, 2008 (audited) |
|---|---|---|
| Cash and cash equivalents | $ 1.9 | $ 1.0 |
| Receivables | 35.3 | 30.0 |
| PPE, net | 21.3 | 10.7 |
| Total Assets | 88.2 | 68.5 |
| Total current liabilities | 40.0 | 25.1 |
| Total stockholders' equity | 48.2 | 43.5 |

# Thank You!



## INVESTOR CONTACTS

- **In China:**
  **Ms. Wendy Sun**
  **China Gengsheng Minerals, Inc.**
  **Phone:+86-159-3870-8666**
  **Email:**
  **gswendy@gengsheng.com**

- **In the U.S.:**
  **RedChip Companies, Inc.**
  **Mr. Dave Gentry**
  **Phone: +1-407-491-4498**
  **Email: info@redchip.com**